Exhibit 10.8

EXECUTION VERSION

JOINDER AND SUPPLEMENT

TO INTERCREDITOR AGREEMENT

Reference is made to that certain Intercreditor Agreement, dated as of May 11, 2012 (as supplemented on the date hereof through the execution and delivery of this agreement, and as the same may be further amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Intercreditor Agreement”) among Citibank, N.A., as Intercreditor Agent (“Intercreditor Agent”), Citibank, N.A., as administrative agent under the ABL Credit Agreement (together with its successors in substantially the same capacity as may from time to time be appointed, the “ABL Credit Agreement Agent”), Credit Suisse AG, Cayman Islands Branch, as administrative agent under the Cash Flow Credit Agreement (together with its successors in substantially the same capacity as may from time to time be appointed, the “Cash Flow Credit Agreement Agent”), Wilmington Trust, National Association, as trustee under the 2019 First-Lien Notes Indenture (together with its successors in substantially the same capacity as may from time to time be appointed, the “Existing 2019 First-Lien Notes Trustee”), Wilmington Trust, National Association, as trustee and collateral agent under the 1-1/2 Lien Notes Indenture (together with its successors in substantially the same capacity as may from time to time be appointed, the “Trustee”), Verso Paper Finance Holdings LLC (“Holdings”), Verso Paper Holdings LLC (the “Company”) and the subsidiaries of the Company party thereto. Capitalized terms used but not defined herein shall have the meanings assigned in the Intercreditor Agreement.

This Joinder and Supplement to the Intercreditor Agreement (this “Agreement”), dated as of January 7, 2015 (the “Effective Date”), by and among (i) Wilmington Trust, National Association, as trustee (the “New Senior-Priority Agent”) pursuant to that certain Indenture dated as of the date hereof with respect to the issuance of the Company’s new 11.75% Senior Secured Notes due 2019 (the “New Notes Indenture”), (ii) the Intercreditor Agent, (iii) the Second-Priority Designated Agent, (iv) Holdings, (v) the Company, (vi) each Subsidiary of the Company listed on Schedule I hereto, and (vii) NewPage Holdings Inc. (the “New Subsidiary”) has been entered into (A) to record the accession of the New Senior-Priority Agent as an additional Senior-Priority Agent in respect of Future First-Lien Indebtedness under the Intercreditor Agreement on behalf of the holders (the “New Lenders”) of the notes issued under the New Notes Indenture, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, to the applicable provisions of the relevant Senior Lender Documents), be equal and ratable for purposes hereof and sharing pro rata in any proceeds of the Collateral or amounts recovered in connection therewith with all Liens on the Common Collateral securing any other Senior Lender Claims, (C) to record the accession of the New Subsidiary as a subsidiary of the Company, and (D) for certain related purposes.

The parties to this Agreement hereby agree as follows:

1. In accordance with Section 8.23 of the Intercreditor Agreement, the New Subsidiary by its signature below becomes a party to the Intercreditor Agreement with the same force and effect as if originally named therein as a Subsidiary, and the New Subsidiary hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Subsidiary thereunder.

2. The New Senior-Priority Agent, as trustee and collateral agent under the New Notes Indenture, shall become, with immediate effect, a party to and agrees to be bound by the terms of the Intercreditor Agreement as a Senior-Priority Agent, as if it had originally been party to the Intercreditor Agreement as a Senior-Priority Agent.

3. The New Notes Indenture, the Security Documents (as defined under the New Notes Indenture), and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute Senior Lender Documents, and the Security Documents (as defined under the New Notes Indenture) are designated as and shall constitute Senior Collateral Documents.

4. The Liens securing the Obligations under the New Notes Indenture and any other document or agreement entered into pursuant thereto and granted pursuant to the Security Documents constitute Liens securing Senior Lender Claims. The New Senior-Priority Agent and the New Lenders shall be Senior Lenders for all purposes thereunder. The Obligations under the New Notes Indenture and any other document or agreement entered into pursuant thereto constitute Future First-Lien Indebtedness and Senior Lender Claims, ranking in all cases pari passu in time and effect with the other Senior Lender Claims for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, the applicable provisions of the relevant Senior Lender Documents).

5. The Liens on the Common Collateral securing such Senior Lender Claims shall for purposes of the Intercreditor Agreement (subject to, with respect to each class of Senior Lender Claims, to the applicable provisions of the relevant Senior Lender Documents) have equal and ratable priority in all respects to all Liens on the Common Collateral securing any other Senior Lender Claims on the terms set forth in the Intercreditor Agreement and shall be senior to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the Intercreditor Agreement.

6. The New Senior-Priority Agent, on behalf of the New Lenders, hereby designates the Intercreditor Agent (as defined under the Senior Lien Intercreditor Agreement, dated as of May 4, 2012, by and among others, Credit Suisse AG, Cayman Islands Branch, Citibank, N.A., Wilmington Trust, National Association as Trustee for the First-Lien Notes and as First-Lien Notes Collateral Agent; Holdings and the Company), as the “Intercreditor Agent” under the Intercreditor Agreement until such time as another such designated agent is appointed pursuant to the terms thereof, and the parties hereto therefore accept and agree to such designation. For the avoidance of doubt, the provisions of Article 7 of the New Notes Indenture applicable to the New Senior-Priority Agent thereunder shall also apply to the New Senior-Priority Agent acting under or in connection with the Intercreditor Agreement.

7. So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds (and any proceeds of any title insurance policies with respect to any Common Collateral) thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the Intercreditor Agent to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof (and any proceeds of any title insurance policies in favor of any Second-Priority Agent with respect to any Common Collateral) held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

8. This Agreement shall constitute notice to the Second-Priority Designated Agent pursuant to Section 5.3(b) of the Intercreditor Agreement.

9. The New Senior-Priority Agent confirms that its address for notices pursuant to the Intercreditor Agreement is as follows:

Wilmington Trust, National Association

50 South Sixth Street, Suite 1290

Minneapolis, MN 55402

Attention of: Corporate Capital Markets – Verso Paper

Administrator

Facsimile: (612) 217-5651

10. Each party to this Agreement (other than the New Senior-Priority Agent) (i) confirms the acceptance of the New Senior-Priority Agent as a Senior-Priority Agent for purposes of the Intercreditor Agreement and (ii) confirms the acceptance of the New Subsidiary as a subsidiary of the Company for purposes of the Intercreditor Agreement.

11. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

12. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

NEWPAGE HOLDINGS INC., as New Subsidiary

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

[Signature Page – Joinder and Supplement to First-Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as New Senior-Priority Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page – Joinder and Supplement to First-Lien Intercreditor Agreement]

Notice of this Agreement is hereby acknowledged and received by:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Second-Priority Designated Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page – Joinder and Supplement to First-Lien Intercreditor Agreement]

CITIBANK, N.A., as Intercreditor Agent

By:	/s/ Brendan Mackay
Name:	Brendan Mackay
Title:	Director

[Signature Page – Joinder and Supplement to First-Lien Intercreditor Agreement]

VERSO PAPER FINANCE HOLDINGS LLC

VERSO PAPER HOLDINGS LLC

VERSO PAPER INC.

VERSO PAPER LLC

VERSO ANDROSCOGGIN LLC

VERSO BUCKSPORT LLC

VERSO SARTELL LLC

VERSO QUINNESEC LLC

VERSO MAINE ENERGY LLC

VERSO FIBER FARM LLC

VERSO QUINNESEC REP HOLDING INC.

NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
Name:	Robert P. Mundy
Title:	Senior Vice President and Chief Financial Officer

[Signature Page – Joinder and Supplement to First-Lien Intercreditor Agreement]

EXECUTION VERSION

Schedule I

Verso Paper Inc., a Delaware corporation

Verso Paper LLC, a Delaware limited liability company

Verso Androscoggin LLC, a Delaware limited liability company

Verso Bucksport LLC, a Delaware limited liability company

Verso Fiber Farm LLC, a Delaware limited liability company

Verso Maine Energy LLC, a Delaware limited liability company

Verso Quinnesec LLC, a Delaware limited liability company

Verso Sartell LLC, a Delaware limited liability company

Verso Quinnesec REP Holding Inc., a Delaware corporation

NexTier Solutions Corporation, a California corporation

NewPage Holdings Inc., a Delaware corporation